UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds

on behalf of its series:

Pearl Total Return Fund

Pearl Aggressive Growth Fund

2610 Park Avenue

P.O. Box 209

Muscatine, Iowa 52761

Robert H. Solt	Eric S. Purple
2610 Park Avenue P. O. Box 209 Muscatine, Iowa 52761	K&L Gates LLP 1615 L Street, N.W., Suite 1200 Washington, DC 20036

(Name and address of agents for service)

Registrant's telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1.	Reports to Shareholders.

PEARL MUTUAL FUNDS

ANNUAL REPORT

DECEMBER 31, 2008

IMPORTANT NEWS:
SEE PAGE 1

www.pearlfunds.com

PEARL FUNDS

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

PFTRX – Pearl Total Return Fund	PFAGX – Pearl Aggressive Growth Fund

2008 Annual Report

Page
News for Pearl Shareholders	1

Performance Review	2 -3

Investment Strategy	3 - 5

Investment Management Team	5

Pearl Total Return Fund Overview	6 - 8

Pearl Aggressive Growth Fund Overview	9 - 11

Understanding Your Expenses	12 - 13

General Information	13 - 15

Trustees and Officers	16 - 18

Board Approval of the Existing Advisory Agreement	19 - 22

Report of Independent Registered Public Accounting Firm	23

Pearl Total Return Fund Financial Statements	24 - 26

Pearl Aggressive Growth Fund Financial Statements	27 - 29

Notes to Financial Statements	30 - 32

Pearl Total Return Fund Financial Highlights	33

Pearl Aggressive Growth Fund Financial Highlights	34

IRA CONTRIBUTION LIMITS FOR 2009

(IRA – INDIVIDUAL RETIREMENT ACCOUNT, ALL TYPES)

•	You may contribute $5,000 to your IRA in 2009.

•	The 2009 limit is $6,000 if you are age 50 or over. The extra $1,000 is called a catch-up contribution.

•	These limits apply to both Roth and Traditional IRAs.

IRA contribution limits may be different in future years.

MORE GOOD NEWS:

•	You can use Pearl Funds (either or both) for all types of IRAs and IRA rollovers.

•	No maintenance fee for your Pearl IRA – or for any Pearl Funds Account.

E-mail: info@pearlfunds.com 866-747-9030 (Toll-Free) 563-288-2773	Fax: 563-288-4101	www.pearlfunds.com

February 24, 2009

Chairman of the Board

DR. JAMES P. STEIN

President

ROBERT H. SOLT

Senior Counsel

DAVID M. STANLEY

Vice President

RICHARD R. PHILLIPS

Portfolio Management Associate

KAREN M. BROOKHART

Compliance Associate

PEGGY A. CHERRIER

Shareholder Services Representative

CHRISTOPHER S. INGSTAD

Controller

RENATA R. LAMAR

Chief Compliance Officer

ANTHONY J. TOOHILL

Board of Trustees

JOHN W. AXEL

DOUGLAS B. CODER

DR. DAVID N. DEJONG

DAVID L. EVANS

ROBERT H. SOLT

DAVID M. STANLEY

DR. JAMES P. STEIN

NEWS FOR PEARL SHAREHOLDERS:

•        Pearl Total Return Fund was down 38.67% during 2008.

•        Pearl Aggressive Growth Fund was down 52.83% during 2008.

•        At February 24, 2009, Pearl Total Return Fund was down 7.87% and Pearl Aggressive Growth Fund was down 13.37% year-to-date. However, both Funds outperformed all 3 comparison indexes year-to-date. Pearl Total Return Fund further increased its defensive position in 2009 to date.

•        For the 5 years through December 31, 2008, Pearl Total Return Fund was up 6.45% and Pearl Aggressive Growth Fund was down 4.80% on an unannualized basis. Pearl Total Return Fund outperformed all 3 comparison indexes and Pearl Aggressive Growth Fund outperformed 2 of 3: Dow Jones Wilshire 5000 down 8.08%, MSCI World down 2.52%, and S&P 500 down 10.48% on an unannualized basis.

•        For the 10 years through December 31, 2008, Pearl Total Return Fund was up 71.49%. Pearl Aggressive Growth Fund was up 21.48% during the 7 1/2 years from this Fund’s inception on July 2, 2001 through 2008.

•        Pearl Total Return Fund outperformed all 3 comparison indexes during all these periods through December 31, 2008: 3, 5, and 10 years.

•        Pearl Aggressive Growth Fund outperformed all 3 comparison indexes during the 7 1/2 years from this Fund’s inception on July 2, 2001 through December 31, 2008.

•        All Pearl Funds performance figures are net — after deducting all expenses of each Fund and all expenses of all the mutual funds in its portfolio.

•        Both Pearl Funds are no-load — no sales charge, commission, or redemption fee (except each Fund receives a 2% fee on sale of shares owned for 30 days or less). Also, both Funds are no-load investors; they continue making all of their investments on a no-load basis.

Please consider everything in this report and in the Prospectus. Figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com.

Please call, e-mail, fax, or write to us. We are here to help you.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:

Robert H. Solt	David M. Stanley	Richard R. Phillips

PEARL MUTUAL FUNDS

Performance Review as of December 31, 2008

2008 Performance. Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the year ended 12-31-08:
Pearl Total Return Fund	-38.67%
Pearl Aggressive Growth Fund	-52.83%
Dow Jones Wilshire 5000 (Full Cap)	-37.34%
MSCI World Index	-40.71%
Standard & Poor’s 500 Index	-37.00%

*	All total returns include dividends reinvested. Pearl Funds’ total returns are net — after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses (fees, transaction costs, etc.) Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See page 15 for a description of each index.

2008 Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during 2008 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•

U.S. and global stock markets had severe losses during 2008 and especially in the second half of 2008. Stocks were negatively impacted by major problems in global credit markets, banking, and housing (especially in the U.S.) and a global economic recession.

•

During the year 2008: U.S. value-style stocks outperformed U.S. growth-style stocks. Morningstar U.S. Value Index was down 35.80% while U.S. Growth Index was down 42.62%. U.S. small-capitalization stocks (down 36.07%) slightly outperformed large-cap (down 36.21%) and mid-cap stocks (down 40.45%). Overall, U.S. stocks outperformed foreign stocks. Foreign large-cap stocks slightly outperformed foreign small-to-mid-cap stocks. Foreign value stocks slightly outperformed foreign growth stocks.

•

The 2008 bear market was different from the 2000-2002 bear market, which had wide differences in categories’ performance. During that 3-year period, Pearl Total Return Fund was down only 6.52%, largely because of emphasizing small-cap and value-style categories. In 2008 all major categories (style, capitalization, and U.S. or foreign) had big declines.

•

Throughout 2008: A majority of Pearl Total Return Fund’s investments were in mutual funds we believed to be relatively conservative with below-average risk records. The Fund invested globally through mutual funds holding U.S. or foreign securities or both. This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) finished the year with a value-stock emphasis plus large positions in growth-style and blend-style stocks, and emphasized foreign stocks and large-cap and mid-cap stocks. This Fund was 92% to 75% invested in equity mutual funds during 2008. This Fund usually invests 80% or more of its net assets in equity funds, but reduced that position below 80% in the 4th quarter of 2008. The Fund held one pure bond fund, plus a balanced fund which held some fixed-income investments. The Fund also had indirect investments (through its portfolio funds) in bonds and cash. We believe Pearl Total Return Fund’s partial and increased defensive position (see pages 3-4) was helpful during this declining market period. We believe the Fund’s performance was helped by its position in less volatile mutual funds, and was hurt by some of its international investments. See pages 6-8.

•

Pearl Aggressive Growth Fund invested globally through mutual funds holding U.S. or foreign securities or both. During 2008: This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) had an emphasis on foreign stocks and emerging markets, and a growth-stocks emphasis plus large positions in value-style and blend-style stocks. The Fund emphasized small-cap and mid-cap stocks and also had a large position in large-cap stocks. Pearl Aggressive Growth Fund’s investments tended to be more volatile than Pearl Total Return Fund’s investments. We believe this additional risk and this Fund’s fully-invested position hurt its performance in this declining market period. As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds. We believe this Fund’s large indirect investments in foreign stocks and in growth stocks hurt its performance. See pages 9-11.

•	Both Funds were able to make no-load purchases of mutual funds that would require most investors to pay a sales charge. We believe this helped both Funds’ performance. See page 4.

•

Both Pearl Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•

Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

•

All Trustees, Officers, and employees of Pearl Funds and Pearl Management Company are Pearl Funds shareholders. This group, plus Pearl Management Company and its shareholders, owned more than $6 million of Pearl Funds shares at 12-31-08. We believe this large investment gives all Pearl decision-makers and managers a shared interest with all our shareholders — and a strong incentive to work for the Funds’ performance.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by frequently holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively low volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (at least 95% of net assets) in equity mutual funds at all times.

“Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

The Funds’ portfolio turnover during 2008 was 50% for Pearl Total Return Fund and 36% for Pearl Aggressive Growth Fund.

No-Load Investing. No Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. When either Pearl Fund invests in a load fund, the purchase is large enough to receive a 100% waiver of the sales load, so the Fund buys without paying any load. Each Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid paying any transaction costs — no sales charges, no commissions, no redemption fees — and both Funds again paid no transaction costs in 2008.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2008 were made on a no-load basis.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in most mutual funds are generally large enough to take advantage of 100% sales load waivers on large purchases. Thus, both Pearl Funds are able to select their investments from a very wide range of funds, without paying any sales load — even though many of those funds would require most investors to pay a sales charge.

Investments. At December 31, 2008, 77.3% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 7.5% in a high-quality bond fund, and 15.2% in cash. Nearly all of the cash was held in money market mutual funds.

At December 31, 2008, 98.9% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 1.1% in cash (mostly money market mutual funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio assets breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at December 31, 2008, each Fund’s investment portfolio assets breakdown was:

	Total Return Fund	Aggressive Growth Fund
	(as a percentage of total assets, rounded to nearest single decimal place)
Total Stocks	62.3%	95.2%
U.S. Stocks	24.9%	43.0%
Foreign Stocks	37.4%	52.2%
Bonds	7.1%	0.1%
Cash	25.1%	4.3%
Other	5.5%	0.4%
Total	100.0%	100.0%

For example, Pearl Total Return Fund directly held 15.2% of total assets in cash, but it held 25.1% in cash when the varying amounts of cash held by the mutual funds in this Fund's portfolio were added.

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Top 5 Mutual Fund Portfolio Holdings at December 31, 2008 (as a percentage of total assets):

Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
John Hancock Balanced Fund, Class I	14.57%	Lazard Emerging Markets Fund, Instl. Class	14.64%
Matthews Asian Growth & Income Fund	12.87%	John Hancock Large Cap Equity Fund, Class I	13.71%
Fairholme Fund	10.65%	Artisan International Small Cap Fund, Investor Class	12.90%
First Eagle Overseas Fund, Class I	10.59%	Keeley Small Cap Value Fund	11.86%
John Hancock Large Cap Equity Fund, Class I	9.67%	Fidelity Leveraged Company Stock Fund	9.96%

Investments of both Funds at December 31, 2008 are listed in the financial statements at pages 24 and 27. Each Fund’s most recent month-end portfolio holdings are listed at www.pearlfunds.com.

Portfolio investments are subject to change at any time without notice, and some changes have been made recently. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. We must evaluate many positive and negative factors that may affect U.S. and global stock markets. This outlook is written on February 24, 2009 and states our current views and positions, which are subject to change without notice:

We believe positive stock market factors now include the willingness of governments and central banks to take recovery action; global low interest rates; the possibility that the market decline since October 2007 may now be deep enough to help create the conditions for a market rise; better valuations of many stocks, in relation to earnings and dividends; large amounts of cash on the sidelines, potentially available for investment; and high pessimism among investors and investment advisers. (We use pessimism as a contrary indicator; history shows that buying stocks is more likely to be profitable when there is widespread pessimism rather than optimism. There is no guarantee that this will hold true in the future.)

We believe stock market risks include worsening credit, banking, and housing problems; recession deeper and longer than now anticipated; possible failure of recent recovery actions, and related skepticism and uncertainty; high U.S. consumer debt; low U.S. savings and associated deleveraging and retrenchment; U.S. unfunded entitlements; U.S. budget and current accounts deficits; vulnerability to shocks (oil, terrorist attack, pandemic, etc.); and panic by investors if the market decline worsens.

We believe total U.S. stock market risks remain high. We believe the reward/risk ratio is negative near-term (1-3 months), slightly negative intermediate-term (4-12 months), and slightly positive long-term. We believe foreign stock market risks are also high but their reward/risk ratios for all periods are better than for the U.S. As always, foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund has further reduced its investment in equity mutual funds to about 61% of net assets. This Fund’s investments have a slight value emphasis plus large blend and growth components, and have nearly equal emphasis on U.S. and foreign stock funds.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; now about 98%) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile and holds more emerging markets funds.

Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks. Both Funds have big large-cap and mid-cap investments, but Aggressive Growth Fund has more small-cap and mid-cap investments than Total Return Fund.

At February 24, 2009, both Pearl Funds have outperformed all 3 comparison indexes during the year 2009 to date.

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company. The Manager’s Investment Committee manages each Fund’s portfolio. The Investment Committee consists of Robert H. Solt, President and Chief Executive Officer; David M. Stanley, Senior Counsel; and Richard R. Phillips, Vice President. Other Staff persons also provide research and analysis. For more information on the entire Staff, see pages 16-18 or go to www.pearlfunds.com and click on Management and Real, Live People.

Pearl Total Return Fund

Pearl Total Return Fund's 10-Year Performance Record is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses.

•

The value of an investment in Pearl Total Return Fund grew 6.45% during the last 5 years and 71.49% over the last 10 years through December 31, 2008 (not annualized). The Fund outperformed all 3 comparison indexes during all these periods through December 31, 2008: 3, 5, and 10 years.

Performance of Pearl Total Return Fund and Comparison Indexes through 12-31-08:

Average Annual Total Returns for periods ended 12-31-08 with dividends reinvested:	1 year	3 years	5 years	10 years
Pearl Total Return Fund	-38.67%	-6.52%	+1.26%	+5.54%
Dow Jones Wilshire 5000 Index (Full Cap)	-37.34%	-8.43%	-1.67%	-0.63%
MSCI World Index	-40.71%	-8.10%	-0.51%	-0.64%
Standard & Poor’s 500 Index	-37.00%	-8.36%	-2.19%	-1.38%

*	See pages 12-15 for information on expenses. See page 15 for a description of each index. Past performance does not predict future performance.

Did you know?

Your Pearl Investment Management Team — Rob Solt, Dave Stanley, and Rich Phillips —

together have over 47 years of experience in mutual funds investment management.

Pearl Total Return Fund

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform the 3 comparison indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund’s performance: its total return and its risk. Therefore, we measure your Fund’s total return in relation to the risk (volatility) it incurred, and then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 12-31-08:

Annualized Standard Deviations:	3 years
Pearl Total Return Fund	16.86%
Dow Jones Wilshire 5000 (Full Cap)	16.03%
MSCI World Index	17.26%
Standard & Poor’s 500 Index	15.29%

  See page 15 for a description of each index.

Did you know?

Pearl Funds offer you an automatic investment plan that allows you to make regular monthly investments by electronic transfer from your bank account in the amount you choose.

To begin this plan, the minimum investment is $1,000; then the minimum monthly investment is $100.

For information, call 866-747-9030 (toll-free) or go to

http://www.pearlfunds.com/maintenance_forms.htm.

Systematic investing does not ensure a profit.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a - 38.67% negative total return for the year ended 12-31-08.

•	During the 5 years through December 31, 2008, Pearl Total Return Fund was up 6.45% while the 3 comparison indexes were down 7.03% on average (not annualized). See pages 1 & 6.

•	During the 10 years through December 31, 2008, Pearl Total Return Fund was up 71.49% while the 3 comparison indexes were down 8.44% on average (not annualized). See page 6.

•	Pearl Total Return Fund outperformed the Standard & Poor’s 500 Index for 9 straight years — each year from 1999 through 2007 — and slightly underperformed it in 2008.

•

Your Fund outperformed all 3 comparison indexes during the last 3, 5, and 10 years ended 12-31-08. We believe this outperformance is significant because it was achieved during both rising and falling stock markets. Usually less than 80% of this Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See page 4.

•

Your Fund’s annual total return was - 38.67% in 2008, + 10.37% in 2007, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003, - 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, and + 26.99% in 1999.

•

All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of each Fund and all expenses of all the mutual funds in its portfolio. In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Income Dividend. Pearl Total Return Fund’s net asset value per share decreased by 38.67% in 2008. The $8.13 net asset value at December 31, 2008 was then reduced to $8.00 by payment of the year-end income dividend of $0.1326 per share. This Fund did not pay any long-term or short-term capital gains dividend in 2008. The dividend did not change the Fund’s total return. This Fund seeks long-term total return, not current income.

Net Asset Value per share, December 31, 2007 (ex-dividend)	$13.26
Total Return, year 2008 (- 38.67%)	- 5.13

Net Asset Value per share, December 31, 2008 (before dividend)	8.13
Income dividend ($0.1326, rounded)	- 0.13

Net Asset Value per share, December 31, 2008 (ex-dividend)	$8.00

In January we mailed your Shareholder Account Statement showing your 2008 year-end dividend and the total value of your Pearl Total Return Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $8.00 per share. We also mailed to you a Tax Form 1099-DIV for your 2008 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of this Fund decreased from $121,203,797 at 12-31-07 to $66,601,645 at 12-31-08.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 7 1 /2 years since its inception is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year, from 7-2-01 inception – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses.

The value of an investment in Pearl Aggressive Growth Fund lost 4.80% during the last 5 years, but grew 21.48% during the last 7 1/2 years, through December 31, 2008 (not annualized). The Fund outperformed all 3 comparison indexes during the 7 1/2 years from this Fund’s inception on July 2, 2001 through December 31, 2008.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-08:

Average Annual Total Returns for periods ended 12-31-08 with dividends reinvested:	1 year	3 years	5 years	7 1/2 years, since inception
Pearl Aggressive Growth Fund	-52.83%	-11.81%	-0.98%	+2.63%
Dow Jones Wilshire 5000 Index (Full Cap)	-37.34%	-8.43%	-1.67%	-1.32%
MSCI World Index	-40.71%	-8.10%	-0.51%	-0.45%
Standard & Poor’s 500 Index	-37.00%	-8.36%	-2.19%	-2.18%

*	See pages 12-15 for information on expenses. See page 15 for a description of each index. Past performance does not predict future performance.

Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Pearl Aggressive Growth Fund is not as focused as Pearl Total Return Fund on risk-adjusted total return, it is useful to measure Pearl Aggressive Growth Fund’s total return in relation to the risk (volatility) it incurred. Then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable. However, an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-08:

Annualized Standard Deviations:	3 Years
Pearl Aggressive Growth Fund	24.52%
Dow Jones Wilshire 5000 (Full Cap)	16.03%
MSCI World Index	17.26%
Standard & Poor’s 500 Index	15.29%

See page 15 for a description of each index.

Did you know?

We are shareholders too!

All our Trustees, Officers, and employees, plus our Manager and all its shareholders,

are Pearl Funds shareholders.

Together we own more than $6 million of Pearl Funds shares at 12-31-08.

We eat our own cooking!

When your Pearl Funds investment goes up or down, so does ours!

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a - 52.83% negative total return for the year ended December 31, 2008, and underperformed all 3 comparison indexes during that year.

•

During the 5 years through December 31, 2008, Pearl Aggressive Growth Fund was down 4.80% while the 3 comparison indexes were down 7.03% on average (not annualized). This Fund outperformed 2 of the 3 comparison indexes during that period.

•

During the 7 1/2 years from this Fund’s inception through December 31, 2008, Pearl Aggressive Growth Fund was up 21.48% while the 3 comparison indexes were down 9.36% on average (not annualized). The Fund outperformed all 3 comparison indexes during that period.

•

Your Fund’s annual total return was - 52.83% in 2008, + 19.11% in 2007, + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003, - 17.27% in 2002, and + 0.60% in the last 6 months of 2001.

•

All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of each Fund and all expenses of all the mutual funds in its portfolio. In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Income Dividend. Pearl Aggressive Growth Fund’s net asset value per share decreased by 52.83% in 2008. The $7.08 net asset value at 12-31-08 was then reduced to $7.03 by payment of the year-end income dividend of $0.0498 per share. This Fund did not pay any long-term or short-term capital gains dividend in 2008. The dividend did not change the Fund’s total return. This Fund seeks long-term total return, not current income.

Net Asset Value per share, December 31, 2007 (ex-dividend)	$15.01
Total Return, year 2008 (- 52.83%)	- 7.93

Net Asset Value per share, December 31, 2008 (before dividend)	7.08
Income dividend ($0.0498, rounded)	- 0.05

Net Asset Value per share, December 31, 2008 (ex-dividend)	$7.03

In January we mailed your Shareholder Account Statement showing your 2008 year-end dividend and the total value of your Pearl Aggressive Growth Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $7.03 per share. We also mailed to you a Tax Form 1099-DIV for your 2008 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of this Fund decreased from $67,944,490 at 12-31-07 to $31,679,671 at 12-31-08.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, December 31, 2008

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee — except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees.

The information on these two pages is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated two ways; each method provides you with different information. The amount in the “actual” column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the “hypothetical” column assumes that the return each year is 5% before expenses, and uses the Fund’s actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” for details on using the hypothetical data.

Estimating Your Actual Expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the “Expenses paid during the period” section of the table, locate the amount for your Fund. You will find this number in the “Actual” column. Multiply this number by the result from step 1.

Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2008 through December 31, 2008 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	678.29	1,025.00	4.15	5.00	0.98%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	536.76	1,025.00	3.80	5.00	0.98%

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.

Compare with Other Funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are No-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund is a Fund of Funds. This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds performance and total return figures are net — after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Fund shares are available in your state.

We Invite and Welcome Your Calls. A real, live person will talk with you — promptly. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail: info@pearlfunds.com

Fax: 563-288-4101

Write to: Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2.	Telephone to 303-679-9689

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses. Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests. Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments. However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2008, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were: Pearl Total Return Fund 2.02%, which was reduced to 1.87% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.43%, reduced to 2.25% by the Manager’s reimbursement. However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory, and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This limit applies to each Fund’s direct ordinary operating expenses and does not apply to the indirect expenses incurred by a Fund through its investments in the mutual funds in its portfolio. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings. Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has a privacy policy. You may view the privacy policy at www.pearlfunds.com (click on Privacy Policy) or by calling toll-free 866-747-9030. The privacy policy is sent to shareholders annually.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not the same as the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales of its shares were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Trustees and Officers

The names and ages of the Trustees and Officers of Pearl Mutual Funds, the date each was first elected or appointed to office, and their principal business occupations and other public company directorships they have held during at least the last five years, are shown below. Each Trustee and Officer serves in that capacity for each of the two series of Pearl Mutual Funds: Pearl Total Return Fund and Pearl Aggressive Growth Fund.

Name and Age at 12-31-08	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Trustees who are “Interested Persons” of the Funds: *

Robert H. Solt, 41	President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Trustee	Feb. 2001	Pearl Management Company: Director since Feb. 2001; President and Chief Executive Officer since May 2006; Chief Operating Officer, Chief Financial Officer, and Treasurer since June 2001; Executive Vice President and Secretary, June 2001 to April 2006.	None.

David M. Stanley, 80	Senior Counsel, Chief Legal Officer, Secretary, and Trustee	July 1972	Pearl Management Company: Director since July 1972; Senior Counsel and Secretary since May 2006; Chief Legal Officer since Sept. 2004; Chairman, President, and Chief Executive Officer, July 1972 to April 2006. Midwest Management Corporation (private investment company): Chairman and Director.	None.

Trustees who are not “Interested Persons” of the Funds:

John W. Axel, 67	Trustee	Dec. 1974	Owner and Chief Executive Officer, Iowa Companies, Inc. (holding company). President, Environmental Services Inc. (waste hauling). President, Perfect Pallet Co. (pallet manufacturer). President, Earthcare Recycling, LLC, since 2005.	None.

Douglas B. Coder, 72	Trustee	Dec. 1974	Owner, Coder Co. (purchasing and selling existing mortgages). Owner, DBC Realty (investments). Director, Chata Biosystems, Inc. (manufacturer of pharmaceutical solutions).	Chairman and Director, Catalyst International (software), 1996- 2004.

Dr. David N. DeJong, 45	Trustee	Dec. 1998	Professor of Economics, University of Pittsburgh.	None.

David L. Evans, 67	Trustee	June 1977	Owner and CEO, Evanwood Corporation (consulting). Director, John Deere Receivables, Inc. (asset-backed securities). Chief Executive, Rose Creek Ridge, LLC (farming).	None.

Dr. James P. Stein, 57	Chairman of the Board and Trustee	Oct. 2003	Chairman of Board of Directors and Director, Central Bancshares, Inc. Director, subsidiary banks of Central Bancshares, Inc. Doctor of Veterinary Medicine. Private investor.	None.

Name and Age at 12-31-08	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Other Officers of Pearl Mutual Funds:

Karen M. Brookhart, 37	Portfolio Management Associate	March 2002	Pearl Management Company: Portfolio Management Associate since Sept. 2004; Assistant Secretary, March 2002 to Sept. 2004; Administrative Assistant, Sept. 2001 to Sept. 2004.	None.

Peggy A. Cherrier, 56	Compliance Associate and Assistant Secretary	March 2001	Pearl Management Company: Compliance Associate since Sept. 2004; Assistant Secretary since Feb. 2001; Administrative Assistant, Aug. 2000 to Sept. 2004.	None.

Christopher S. Ingstad, 28	Shareholder Services Representative	Aug. 2006	Pearl Management Company: Shareholder Services Director since Aug. 2006. Allsteel (office furniture): Financial Analyst, March 2005 to Aug. 2006; Credit Analyst, April 2004 to March 2005.	None.

Renata R. LaMar, 44	Controller and Assistant Treasurer	March 2001	Pearl Management Company: Controller since Sept. 2004; Assistant Treasurer since Feb. 2001; Financial Administrator, Feb. 2001 to Sept. 2004.	None.

Richard R. Phillips, 55	Vice President	Sept. 2005	Pearl Management Company: Vice President since Aug. 2005; Chief Compliance Officer and Assistant Secretary since May 2006; Consultant Nov. 2004 to July 2005. Vice President, Secretary, General Counsel, Reynolds Engineering (industrial equipment). Owner, Phillips Law Office, April 1998-Aug. 2006.	None.

Anthony J. Toohill, 32	Chief Compliance Officer	Aug. 2004	Pearl Mutual Funds: Chief Compliance Officer since Aug. 2004. Senior Associate Sept. 2004 to Dec. 2007, Stinnett & Associates (corporate accounting services). Accounting Supervisor, Financial and Operational Principal, and Internal Control Committee Co-Chair, Modern Woodmen of America (insurance and securities), Jan. 2003 to Aug. 2004.	None.

*	Mr. Solt is an “Interested Person” of the Funds, as defined in the Investment Company Act of 1940, because he is an Executive Officer and a Director of the Manager. Mr. Stanley is an “Interested Person” of the Funds because he is an Executive Officer and a Director of the Manager.
**	Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds’ predecessor.

The business address of the Trustees and Officers is: Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761.

The Board of Trustees has overall responsibility for the affairs of Pearl Mutual Funds. Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy, provided that at least two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the Funds’ outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects or appoints the Officers of Pearl Mutual Funds annually. Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Trustees may remove any Officer, with or without cause, at any time.

Statement of Additional Information. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. You may obtain a free copy of the Statement of Additional Information in any of these ways:

View (and print, if desired) the Statement of Additional Information at www.pearlfunds.com

Call toll-free 866-747-9030

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

Did you know?

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Funds.

Pearl Management Company does not manage any other funds or accounts except Pearl Management Company’s own investment assets.

We believe this single focus on Pearl Funds helps your Management to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

We give you prompt, personal service. When you call us, a real, live person will take your call.

You can talk with one of our Officers or Portfolio Managers.

You will get a straight answer.

If we don’t know the answer, we will find it and get back to you fast.

Your calls, e-mails, and faxes come directly into our office, to help us respond to you quickly.

We handle all inquiries, shareholder accounts, and transactions within our office in Muscatine, Iowa.

Because you and your concerns are important to us, we do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

Board Approval of the Existing Advisory and Administrative Services Agreements

The Board of Trustees annually reviews and determines whether to approve the continuation of the Investment Management Agreement and the Administrative Services Agreement (collectively, the “Agreements”), each between Pearl Mutual Funds (the “Funds”) and Pearl Management Company (the “Manager”), the Funds’ investment adviser. The Agreements govern all services provided by the Manager to the Funds and all compensation received by the Manager from the Funds.

The Contract Review Committee (the “Committee”) of the Board includes, and its membership is limited to, all of the independent Trustees. The Committee meets at least twice in each year and as otherwise necessary or advisable to review the Agreements, and determines whether to recommend that the full Board approve the continuation of the Agreements for an additional term. After the Committee has made its recommendation, the full Board, including the independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the independent Trustees, considers matters bearing on the Agreements at most other meetings throughout the year and meets at least quarterly with the portfolio managers (who comprise the Investment Committee) employed by the Manager.

The Committee and Board receive and consider all information which they or the Manager believe to be reasonably necessary for them to evaluate the Agreements and to determine whether the continuation of the Agreements should be approved. That information includes, among other items, all of these items listed in the Contract Review Committee Charter: (1) input from independent legal counsel regarding the responsibilities of the Committee and the Board in the decision-making process; (2) the Manager’s current Form ADV; (3) the Manager’s services, management, personnel, methods, facilities, and technology, and the Manager’s performance in any relevant areas; (4) The Manager’s investment performance, characterized relative to comparison indexes and other funds with similar investment objectives over short- and long-term investment horizons; (5) relevant provisions of the Agreements, as defined in the Contract Review Committee Charter, and the existing Expense Limit Agreement as modified or replaced from time to time; (6) disclosure of possible conflicts and problems, including any litigation, compliance matter, or other regulatory proceeding pending, threatened, or settled, involving or affecting the Manager or any Fund, any regulatory inquiry, any SEC examination, and shareholder complaints; (7) brokerage and portfolio transactions; (8) Fund expenses, including arrangements and structure of fees, compensation, and reimbursements to the Manager and its affiliates and including economies of scale and possible cost savings; (9) comparison with other public funds of funds and other equity funds regarding the total fee structure, including other financial provisions such as expense limits, brokerage or sales charges received by the adviser, and any Rule 12b-1 distribution or service fee; (10) profitability to the Manager and its affiliates, including the Manager’s financial condition and stability; (11) financial data showing the income and expenses of the Manager and its affiliates, by principal function and on a Fund-by-Fund basis, but the Committee in its discretion may waive the requirements for data by principal function and on a Fund-by-Fund basis if Pearl Mutual Funds is the Manager’s only significant client (which is currently the case); (12) fall-out benefits to the Manager and its affiliates; (13) compensation of the personnel of the Manager and its affiliates; and (14) the Manager’s business continuity and succession plans.

The Manager provides information in response to a detailed written request prepared by the Committee with the assistance of Bell, Boyd & Lloyd LLP, independent legal counsel to the Funds and to the independent Trustees.

Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from the Manager.

On December 5, 2008, the Board of Trustees most recently approved the continuation of the Agreements through January 31, 2010. The Board action followed Committee meetings held on September 22 and December 5, 2008.

In considering whether to approve the continuation of the Agreements, the Committee and the Board, including the independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he deemed appropriate. The Trustees considered the following matters in connection with their continuation of the Agreements.

Nature, quality, and extent of services. The Trustees reviewed the nature, quality, and extent of the Manager’s services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the Board’s regular meetings with Management on at least a quarterly basis. The Trustees also reviewed the Manager’s resources and facilities, and the education, experience, and number of key personnel of the Manager, especially those who provide investment management services to the Funds. The Trustees considered the Manager’s research and decision-making processes, including methods adopted to ensure compliance with the investment objectives, policies, and restrictions of the Funds. The Trustees also considered other services provided to the Funds by the Manager, such as managing the execution of portfolio transactions, providing support services for the Board and Committees of the Board, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees considered the facts that Pearl Mutual Funds (including both Funds) is the Manager’s only client that pays for investment advisory services and that neither the Manager nor any of its personnel receives compensation for managing any other portfolio, fund, or account. The Trustees also considered the fact that the Manager provides accounting services and certain other services without compensation to one private investment company and several nonprofit organizations and has done so since before the Funds were publicly offered.

The Trustees concluded that the nature and extent of the services provided by the Manager to each Fund are appropriate and consistent with the terms of the Agreements, that the quality of those services has been consistent with or superior to quality norms in the industry, and that the Funds are likely to benefit from the continued provision of those services by the Manager. They also concluded that the Manager has appropriate personnel and procedures in place to assist the Funds with compliance matters. Overall, the Trustees concluded that, while they would continue to monitor the situation, the Manager has sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and has demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds. The Trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmarks (three comparison indexes) and with the performance of a list of mutual funds selected, in accordance with the Committee’s Charter, by the Contract Review Committee, with the assistance of the Funds’ Chief Compliance Officer, Anthony J. Toohill, and the Manager, for comparison in this contract review process. The Committee had determined that the list of funds for comparison was representative and appropriate.

The Trustees noted that: (a) Pearl Total Return Fund (“PTRF”) outperformed all three benchmarks for the 3, 5, and 10 years ended September 30, 2008. (b) Pearl Aggressive Growth Fund (“PAGF”) outperformed all three benchmarks for the 5 years and the 7  1/4 years (since inception) ended September 30, 2008. (c) For the 1-year period ended November 11, 2008, PTRF outperformed 14 of the 24 comparison funds selected by the Contract Review Committee. (d) Although PAGF did not

outperform any of the comparison funds during the same 1-year period, PAGF’s performance was consistent with its stated investment objectives. (e) For the five-year period ended November 11, 2008, 5-year total return was available for 18 of the 24 comparison funds, PTRF outperformed 12 of these 18 funds, and PAGF outperformed 11 of these 18 funds.

The Trustees concluded that although past performance is not necessarily indicative of future results, the Funds’ long-term performance record and investment process were important factors in the Trustees’ evaluation of the quality of services provided by the Manager under the Agreements. The Trustees noted that the Funds’ short-term performance must necessarily be viewed in light of the almost unprecedented market conditions in existence during the second half of 2008.

Costs of Services and Profits Realized by the Manager. The Trustees examined and compared information provided by the Manager on fees and expenses of each Fund and the 24 funds on the comparison list selected by the Contract Review Committee. They considered that the contractual rates of fees for the Funds under both Agreements were lower than 18 of the 24 funds on the Committee’s comparison list. The Trustees also considered that the actual expense ratio of each Fund was lower than 19 of the 24 funds on the comparison list.

The Trustees considered the benefits of the Expense Limit Agreement between the Manager and the Funds, which requires the Manager to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average annual net assets up to $100 million and 0.78% of a Fund’s average annual net assets in excess of $100 million. The Trustees considered that when the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Trustees reviewed information on the profitability of the Manager in serving as each Fund’s investment adviser and manager, the profitability of the Manager and its affiliates in all of their relationships with each Fund, and an explanation of the methodology utilized in allocating various expenses among the Funds. The Trustees considered the methodology used by the Manager in determining compensation payable to portfolio managers and the very competitive environment for investment management talent. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by many factors, including the organizational structure of the particular manager, the types of funds and other accounts managed, possible other lines of business, the methodology for allocating expenses, and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of the Manager regarding each Fund, in relation to the services rendered, is reasonable. The Trustees considered the financial condition of the Manager, which they determined to be sound.

The Trustees concluded that the total fees payable by the Funds to the Manager are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees noted that the Funds do not pay any compensation to any affiliate of the Manager, and do not pay any compensation to the Manager except the fees as provided in the Agreements. The Trustees also concluded that the Funds’ estimated overall expense ratios, taking into account the quality of services provided by the Manager and the investment performance of the Funds, are reasonable. The Trustees observed that the Manager’s reimbursement of expenses that exceed the expense limit lowers the Funds’ expense ratios and increases the overall return to shareholders.

Economies of Scale. The Trustees noted that the fee schedule for each Fund (both for the investment management and advisory fee and the administrative services fee) contains two breakpoints that reduce the fee rate on net assets above specified levels. The Trustees received and discussed information concerning whether the Manager realizes economies of scale as the Funds’ assets increase. The Trustees discussed whether additional breakpoints beyond current asset levels were necessary at this time and determined that it was appropriate for the Manager to continue to study the issue, understanding that the Trustees would revisit the issue on a periodic basis. Thereafter, the Trustees concluded that the expense limit discussed above and the breakpoints in place are reasonably designed to allow the Funds and their shareholders to share in any economies of scale. The Trustees concluded that the fee schedule for each Fund currently in effect represents a reasonable sharing of economies of scale at current asset levels.

Other Benefits to the Manager. The Trustees considered benefits that may accrue to the Manager and its affiliates from their relationship with the Funds. The Trustees concluded that in addition to the services provided by the Manager and its affiliates and the fees payable by the Funds pursuant to the Agreements, the Funds and the Manager may potentially benefit from their relationship with each other in other ways. Recognizing that pursuant to the Agreements the Manager provides investment management, advisory, administrative, and transfer agency services to the Funds and receives compensation from the Funds for those services, the Trustees determined that this compensation is fair and reasonable. They also concluded that the Manager’s success could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreements, the Trustees, including all of the five independent Trustees, concluded that the continuation of the Agreements was in the best interest of both Funds and their shareholders. On December 5, 2008, the Board continued the Agreements through January 31, 2010. The Board took this action by the affirmative votes of all of the five independent Trustees; they all were present at the meeting.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Pearl Mutual Funds

Muscatine, IA

We have audited the accompanying statements of net assets of Pearl Mutual Funds, including Pearl Total Return Fund and Pearl Aggressive Growth Fund (collectively, the “Funds”), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2008, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 2008, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

February 16, 2009
Member of
Deloitte Touche Tohmatsu

PEARL TOTAL RETURN FUND

STATEMENT OF NET ASSETS

December 31, 2008

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
Allianz NFJ International Value Fund, Institutional Class	130,381	2.71%	$1,807,077
Dodge & Cox International Stock Fund	128,191	4.22%	2,807,382
Fairholme Fund	325,164	10.65%	7,101,579
First Eagle Overseas Fund, Class I	419,689	10.60%	7,063,373
Harbor International Fund, Institutional Class	13,739	0.83%	551,220
John Hancock Balanced Fund, Class I	847,459	14.59%	9,720,357
John Hancock Large Cap Equity Fund, Class I	362,601	9.69%	6,454,299
Keeley Mid Cap Value Fund	134,953	1.41%	936,572
Matthews Asian Growth and Income Fund	747,486	12.90%	8,588,617
Oakmark International Small Cap Fund, Class I	208,536	2.25%	1,501,461
Thornburg International Value Fund, Class I	259,656	7.58%	5,047,710

TOTAL EQUITY MUTUAL FUNDS (cost $72,115,134, including reinvested dividends)		77.43%	51,579,647

Income mutual funds:
PIMCO Total Return Fund, Institutional Class (cost $5,170,174, including reinvested dividends)	493,754	7.52%	5,006,666

TOTAL INCOME MUTUAL FUNDS		7.52%	5,006,666

Money market mutual funds:
Vanguard Money Market Prime Fund (cost $7,462,882, including reinvested dividends)	7,462,882	11.21%	7,462,882

TOTAL MONEY MARKET FUNDS		11.21%	7,462,882

TOTAL INVESTMENTS (cost $84,748,190, including reinvested dividends)		96.16%	64,049,195
Cash, including money market fund through custodian bank		3.99%	2,657,449
Receivable for PTRF shares sold		0.00%	1,666
Accrued interest		0.01%	3,443

TOTAL ASSETS		100.16%	66,711,753

LIABILITIES:

Dividend payable		0.08%	54,651
Payable for shares redeemed		0.08%	55,450
Investment manager's fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities		0.00%	7

TOTAL LIABILITIES		0.16%	110,108

NET ASSETS, applicable to 8,328,673 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$66,601,645

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$8.00

NET ASSETS CONSIST OF:
Capital			$103,604,132
Accumulated undistributed net investment income			0
Accumulated net realized losses			(16,303,492)
Net unrealized depreciation in value of investments			(20,698,995)

TOTAL NET ASSETS			$66,601,645

See notes to financial statements.

PEARL TOTAL RETURN

FUND STATEMENT OF OPERATIONS

Year Ended December 31, 2008
INVESTMENT INCOME:
Income:
Dividends, ordinary income	$1,975,338
Interest on bank account, including money market fund dividends through custodian bank	77,340

TOTAL INVESTMENT INCOME	2,052,678
Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	779,525
Auditors’ fees	39,713
Chief Compliance Officer compensation	23,845
Chief Compliance Officer expenses	1,581
Custodian fees	7,314
Data processing	23,470
Trustees’ fees (Note 6)	77,909
Registration fees	33,618
Insurance	19,923
Legal fees	72,995
Meetings	7,608
Other	23,844

TOTAL EXPENSES BEFORE REIMBURSEMENT	1,111,345
Expenses reimbursed by investment manager (Note 5)	(146,305)

TOTAL EXPENSES	965,040

NET INVESTMENT INCOME	1,087,638

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments (securities of unaffiliated issuers)	(16,303,492)
Change in net unrealized appreciation (depreciation) of investments	(29,561,706)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(45,865,198)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,777,560)

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,087,638	$3,191,536
Net realized gains (losses) on investments	(16,303,492)	23,431,571
Change in net unrealized appreciation (depreciation) of investments	(29,561,706)	(14,701,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(44,777,560)	11,921,213

FROM DIVIDENDS TO SHAREHOLDERS (Note 7):
Dividends from net investment income	(1,087,638)	(3,191,536)
Dividends from net realized gains	0	(23,431,571)

TOTAL DIVIDENDS	(1,087,638)	(26,623,107)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (337,740 and 1,028,612 shares)	3,934,527	16,472,530
Net asset value of shares (129,123 and 1,910,685 shares) issued in reinvestment of dividends	1,032,980	25,335,683
Paid on redemption of shares (1,279,768 and 750,816 shares), including exchanges into Pearl Aggressive Growth Fund	(13,704,461)	(12,614,727)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net decrease of (812,905) and increase of 2,188,481 shares)	(8,736,954)	29,193,486

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,602,152)	14,491,592
NET ASSETS:
Beginning of period	121,203,797	106,712,205

End of period (including accumulated undistributed net investment income $0 and $0, respectively)	$66,601,645	$121,203,797

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF NET ASSETS

December 31, 2008

	Shares owned	% of net assets	Market value
ASSETS:
INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:
Equity mutual funds:
Artisan International Small Cap Fund, Investor Class	369,025	12.91%	4,088,798
Fidelity Leveraged Company Stock Fund	218,704	9.97%	3,158,090
Janus Contrarian Fund	227,432	6.91%	2,190,168
John Hancock Large Cap Equity Fund	244,101	13.74%	4,344,993
Keeley Small Cap Value Fund, Class A	230,299	11.86%	3,758,485
Kinetics Paradigm Fund, Institutional Class	138,038	6.30%	1,994,656
Kinetics Small Cap Opportunities Fund, Institutional Class	123,473	5.14%	1,628,606
Lazard Emerging Markets Fund, Institutional Class	426,374	14.64%	4,638,953
Matthews Pacific Tiger Fund	264,751	9.23%	2,925,502
US Global Accolade Eastern European Fund	511,724	8.27%	2,620,026

TOTAL EQUITY MUTUAL FUNDS (cost $57,243,137, including reinvested dividends)		98.97%	31,348,277

Money market mutual fund:
Vanguard Money Market Prime Fund (cost $7,541, including reinvested dividends)	7,541	0.02%	7,541

TOTAL MONEY MARKET FUNDS		0.02%	7,541

TOTAL INVESTMENTS (cost $57,250,678, including reinvested dividends)		98.99%	31,355,818
Cash, including money market fund through custodian bank		0.98%	311,733
Receivable for PAGF shares sold		0.08%	26,547
Accrued interest		0.00%	467

TOTAL ASSETS		100.05%	31,694,565

LIABILITIES:
Dividend payable		0.03%	9,684
Payable for shares redeemed		0.02%	5,206
Investment manager’s fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities .		0.00%	4

TOTAL LIABILITIES		0.05%	14,894

NET ASSETS, applicable to 4,506,776 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$31,679,671

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$7.03

NET ASSETS CONSIST OF:
Capital			$58,730,203
Accumulated undistributed net investment income			0
Accumulated net realized losses			(1,155,672)
Net unrealized depreciation in value of investments			(25,894,860)

TOTAL NET ASSETS			$31,679,671

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2008
INVESTMENT INCOME:
Income:
Dividends, ordinary income	$744,724
Interest on bank account, including money market fund dividends through custodian bank	23,717
TOTAL INVESTMENT INCOME	768,441
Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	455,467
Auditors’ fees	22,887
Chief Compliance Officer compensation	13,155
Chief Compliance Officer expenses	894
Custodian fees	3,992
Data processing	12,438
Trustees’ fees (Note 6)	42,591
Registration fees	27,181
Insurance	11,168
Legal fees	39,394
Meetings	4,116
Other	11,072

TOTAL EXPENSES BEFORE REIMBURSEMENT	644,355
Expenses reimbursed by investment manager (Note 5)	(99,027)

TOTAL EXPENSES	545,328

NET INVESTMENT INCOME	223,113

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments (securities of unaffiliated issuers)	(1,155,672)
Change in net unrealized appreciation (depreciation) of investments	(35,424,691)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(36,580,363)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,357,250)

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$223,113	$845,001
Net realized gains (losses) on investments	(1,155,672)	8,013,670
Change in net unrealized appreciation (depreciation) of investments	(35,424,691)	1,118,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,357,250)	9,976,876

FROM DIVIDENDS TO SHAREHOLDERS (Note 7):
Dividends from net investment income	(223,113)	(845,001)
Dividends from net realized gains	0	(8,013,670)

TOTAL DIVIDENDS	(223,113)	(8,858,671)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (382,510 and 1,112,619 shares)	4,905,339	18,038,533
Net asset value of shares (30,359 and 566,940 shares) issued in reinvestment of dividends	213,425	8,509,776
Paid on redemption of shares (432,972 and 459,698 shares), including exchanges into Pearl Total Return Fund	(4,803,220)	(7,594,505)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net decrease of (20,103) and increase of 1,219,861 shares)	315,544	18,953,804

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,264,819)	20,072,009
NET ASSETS:
Beginning of period	67,944,490	47,872,481

End of period (including accumulated undistributed net investment income, $0 and $0, respectively)	$31,679,671	$67,944,490

See notes to financial statements.

PEARL TOTAL RETURN FUND and

PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

1.	ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); and (3) cash and cash equivalents.

2.	SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds’ dividends to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3.	INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of December 31, 2008, PTRF had a capital loss carry-forward in the amount of $16,303,492 available to offset future capital gains.

PTRF’s cost for federal income tax purposes was $84,748,190, including the amounts of all reinvested dividends, as of December 31, 2008; the aggregate gross unrealized depreciation was ($20,698,995); resulting in net unrealized depreciation of ($20,698,995).

As of December 31, 2008, PAGF had a capital loss carry-forward in the amount of $1,155,672 available to offset future capital gains.

PAGF’s cost for federal income tax purposes was $57,250,678, including the amounts of all reinvested dividends, as of December 31, 2008; the aggregate gross unrealized depreciation was ($25,894,860); resulting in net unrealized depreciation of ($25,894,860).

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), which was effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation provides guidance on how the Funds should recognize, measure, present, and disclose in their financial statements any uncertain tax positions that the Funds have taken or expect to take on a tax return. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

The Funds file U.S. and Iowa tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

4.	INVESTMENT TRANSACTIONS. PTRF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $45,039,270 and $53,365,776, respectively, for 2008. Purchases include reinvestments of dividends.

PAGF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $21,638,250 and $18,982,380, respectively, for 2008. Purchases include reinvestments of dividends.

5.	INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager’s combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund’s net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For 2008 expenses totaling $146,305 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $640,111 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $108,771 for 2004, $153,719 for 2005, $130,815 for 2006, $100,501 for 2007, and $146,305 for 2008.

For 2008 expenses totaling $99,027 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $390,675 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $53,802 for 2004, $81,868 for 2005, $79,553 for 2006, $76,425 for 2007, and $99,027 for 2008.

6.	OWNERSHIP OF FUND SHARES. The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group, owned 6.34% of PTRF’s outstanding shares with a net asset value of $4,223,604 as of December 31, 2008.

The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group, owned 7.29% of PAGF’s outstanding shares with a net asset value of $2,309,935 as of December 31, 2008.

7.	COMPENSATION. The Officers and two Trustees (Robert H. Solt and David M. Stanley) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ five Trustees who are not affiliated with the Manager are John W. Axel, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein. The Trustees received fees from the Funds of $120,500 for 2008 and $130,000 for 2007.

8.	DIVIDENDS. On January 31, 2009 PTRF paid an income dividend of $.1326 per share from 2008 net investment income to shareholders of record on December 31, 2008. On January 31, 2008 PTRF paid an income dividend of $.4414 per share from 2007 net investment income; a short-term capital gain dividend of $.2576 per share; and a long-term capital gain dividend of $2.9829 per share to shareholders of record on December 31, 2007. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2009, PAGF paid an income dividend of $.0498 per share from 2008 net investment income to shareholders of record on December 31, 2008. On January 31, 2008, PAGF paid an income dividend of $.2134 per share from 2007 net investment income; a short-term capital gain dividend of $.1691 per share; and a long-term capital gain dividend of $1.8546 per share to shareholders of record on December 31, 2007. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

9.	FAIR VALUE MEASUREMENTS. The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at fair value:

VALUATION INPUTS	PTRF	PAGF
Level 1 - Quoted Prices	$64,049,195	$31,355,818
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—

TOTAL	$64,049,195	$31,355,818

10.	RECENT ACCOUNTING PRONOUNCEMENTS. In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 permits entities to choose to measure certain eligible financial assets and financial liabilities at fair value (the fair value option). SFAS 159 also established presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management of the Funds does not believe the adoption of SFAS 159 impacts the amounts reported in these financial statements.

PEARL TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

	Year ended December 31,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45

Income from Investment Operations
Net investment income	0.13	0.44	0.34	0.23	0.28	0.20	0.09	0.12	0.69	0.45
Net realized and unrealized gains (losses) on investments	(5.26)	1.15	2.58	1.39	1.85	3.19	(1.25)	0.21	(0.50)	2.37

Total investment operations	(5.13)	1.59	2.92	1.62	2.13	3.39	(1.16)	0.33	0.19	2.82

Less Dividends (Note 7)
Dividends from net investment income	(0.13)	(0.44)	(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)
Dividends from net realized capital gains on investments	None	(3.24)	(1.36)	(1.28)	(0.52)	None	None	None	(1.12)	(0.66)

Total dividends	(0.13)	(3.68)	(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)

Net asset value, end of period	$8.00	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16

Total Return	(38.67)%	10.37%	20.67%	11.55%	16.83%	35.73%	(10.75)%	3.13%	1.56%	26.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$66,602	$121,204	$106,712	$88,159	$74,058	$56,352	$39,928	$46,807	$58,875	$59,603
Ratio of net expenses to average net assets	0.98%	0.94%	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%
Ratio of gross expenses to average net assets	1.14%	1.03%	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%
Ratio of net investment income to average net assets	1.12%	2.64%	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%
Ratio of total investment income less gross expenses to average net assets	0.97%	2.56%	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%
Portfolio turnover (excluding money market mutual funds)	50%	67%	15%	24%	34%	34%	55%	50%	78%	85%

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year ended December 31,							Period July 2, 2001 (inception) through December 31,2001
	2008	2007	2006	2005	2004	2003	2002
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations
Net investment income (loss)	0.05	0.21	0.35	0.30	0.15	(0.03)	(0.07)	0.06
Net realized and unrealized gains (losses) on investments	(7.98)	2.56	2.63	2.13	2.06	4.40	(1.64)	0.00

Total investment operations	(7.93)	2.77	2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 7)
Dividends from net investment income	(0.05)	(0.21)	(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net realized capital gains on investments	None	(2.02)	(1.65)	(2.14)	(1.11)	None	None	(0.10)

Total dividends	(0.05)	(2.24)	(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value, end of period	$7.03	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	(52.83)%	19.11%	22.10%	18.01%	17.60%	53.36%	(17.27)%	0.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$31,680	$67,944	$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to average net assets	0.98%	0.97%	0.98%	0.98%	0.98%	0.98%	0.98%	0.96	%*
Ratio of gross expenses to average net assets	1.16%	1.10%	1.16%	1.24%	1.20%	1.22%	1.31%	2.07	%*
Ratio of net investment income (loss) to average net assets	0.41%	1.44%	2.45%	2.21%	1.17%	(0.29)%	(0.82)%	1.48	%*
Ratio of total investment income (loss) less gross expenses to average net assets	0.23%	1.31%	2.26%	1.94%	0.93%	(0.55)%	(1.15)%	0.60	%*
Portfolio turnover (excluding money market mutual funds)	36%	38%	24%	44%	29%	47%	56%	13	%*

*	Annualized

See notes to financial statements.

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that David L. Evans, a member of its audit committee, qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Evans is an independent trustee.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

$52,400 and $55,100 are the aggregate fees billed for the 2007 and 2008 fiscal years, respectively, for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “investment adviser”) that are reasonably related to the performance of the audit of the registrant’s financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c)	Tax Fees

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)	All Other Fees

$7,000 and $7,500 are the aggregate fees billed for the 2007 and 2008 fiscal years, respectively, for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4. Services for all other fees include the review of the semi-annual report for conformity with accounting principles generally accepted in the United States of America and SEC regulations.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

    (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No fees were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) $7,000 and $7,500 are the aggregate non-audit fees billed for the 2007 and 2008 fiscal years, respectively, for services rendered by the principal accountant to the registrant. There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser.

(h) No disclosures are required by this Item 4(h).

Item 5.

Not applicable.

Item 6.	Schedule of Investments

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

(2)	Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i)

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer

Date:	March 6, 2008